SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 22, 2004 _______________________________________________

VALLEY NATIONAL BANCORP _______________________________________________________________________________________________ (Exact Name of Registrant as Specified in Charter)

New Jersey ________________________________ (State or Other Jurisdiction of Incorporation)	1-11277 _________________________________ (Commission File Number)	22-2477875 ______________________________ (I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey __________________________________________________________________ (Address of Principal Executive Offices)	07470 ___________________(Zip Code)

Registrant’s telephone number, including area code	(973) 305-8800 _________________________________________

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

                 On October 22, 2004, Valley National Bank and Valley National Bancorp, entered into an Amended and Restated Change in Control Agreement with First Senior Vice President Walter M. Horsting which superseded his prior agreement. On October 25, 2004, Valley National Bank and Valley National Bancorp, entered into an Amended and Restated Change in Control Agreement with First Senior Vice President Kermit R. Dyke which superseded his prior agreement.

                 The initial term of each Agreement extends for three years with an automatic one-year extension at the end of each year. Pursuant to each Agreement, should Valley undergo a change-in-control while the executive’s Agreement remains in effect, he shall have an employment contract for a term of one year, as a senior officer, at the same base salary, with a bonus at least equal to the average annual bonus paid to him over the most recent three years, and participation in fringe benefit plans.

                 If, during such one year period, the executive resigns for “good reason” as defined in the Agreement, or is terminated without cause, he is entitled to an immediate lump-sum payment equal to two times his base salary, a pro-rata bonus amount and continuation of medical, dental and life insurance benefit coverage for a two-year period. If the executive dies, is disabled, is terminated for cause, or resigns without good reason, the executive will not be entitled to benefits under the Agreement.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

10.1	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Walter M. Horsting, dated October 22, 2004.

10.2	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Kermit R. Dyke, dated October 25, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2004	VALLEY NATIONAL BANCORP By: /s/ Alan D. Eskow —————————————— Name: Alan D. Eskow Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Walter M. Horsting, dated October 22, 2004.

10.2	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Kermit R. Dyke, dated October 25, 2004.